The Saratoga Advantage Trust

James Alpha Global Real Estate Investments Portfolio

CLASS S SHARES	(Ticker: JARSX)

Supplement dated June 22, 2017 to the Prospectus

Dated June 7, 2017 (the “Prospectus”)

This supplement updates and supersedes any contrary information contained in the Prospectus.

The information contained in the section entitled “PORTFOLIO SUMMARY: JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO”, subsection “Fees and Expenses of the Portfolio” beginning on page 1 of the Prospectus is deleted in its entirety and replaced with the information below, which reflects that the management fee has been reduced from 1.20% to 0.90% and the expense cap for Class S shares has been reduced from 1.49% to 1.19%.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class S
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service Rule 12b-1 Fees	NONE
Other Expenses(1)	0.40%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Portfolio Operating Expenses (before Fee Waiver and/or Expense Reduction/ Reimbursement)	1.31%
Fee Waiver and/or Expense Reduction/ Reimbursement	(0.47)%
Total Annual Portfolio Operating Expenses (after Fee Waiver and/or Expense Reduction/ Reimbursement)(3)	0.84%
(1)	Other Expenses are based on estimates for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(3)	Pursuant to a fee waiver and operating expense limitation agreement between the Manager and the Portfolio, the Manager has contractually agreed to waive all of the Portfolio’s management fee payable to the Manager by the Portfolio on Class S assets, less any portion of such fee that is payable by the Manager to the Sub-Adviser, and also to absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, and extraordinary or non-routine expenses) for Class S shares do not exceed 1.19% of the Portfolio’s average net assets (the “Expense Cap”) through December 31, 2018 (the “Expense Limitation Agreement”). The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for management fees waived (other than on Class S shares) and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses were paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the expenses were incurred; or (ii) the current Expense Cap, whichever is less.
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Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

	One Year	Three Years	Five Years	Ten Years
Class S	$86	$369	$673	$1,538

Reference is made to the section entitled “MANAGEMENT OF THE PORTFOLIOS, subsection “James Alpha Global Real Estate Investments Portfolio” located on page 76 of the Prospectus.

The first paragraph under this section is deleted in its entirety and replaced with the following:

The Portfolio has entered into an Investment Management Agreement (“Management Agreement”) with Ascent under which the Manager manages the Portfolio’s investments subject to the supervision of the Board of Trustees. The Manager is wholly-owned by Ascent Investment Partners, LLC. Under the Management Agreement, the Portfolio compensates Ascent Investment Advisors, LLC (“Ascent”) for its management services at the annual rate of 0.90% of the average daily net assets of the Portfolio.

Reference is made to the sub-section entitled “Portfolio Expenses” located on page 77. The second sentence in this section is deleted in its entirety and replaced with the following:

Pursuant to the Expense Limitation Agreement, Ascent has agreed to pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, and extraordinary or non-routine expenses for the Portfolio) do not exceed 1.19% of the Portfolio’s average net assets for Class S shares through December 31, 2018, subject thereafter to annual re-approval of the agreement by the Board of Trustees.

Please retain this supplement for future reference.

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